Scudder
High Yield
Bond Fund

Annual Report
February 28, 1998

Pure No-Load(TM) Funds


A pure no-load(TM) (no sales charges) mutual fund seeking a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.


SCUDDER                    (logo)

                          Scudder High Yield Bond Fund

--------------------------------------------------------------------------------
Date of Inception:  6/28/96  Total Net Assets as of       Ticker Symbol:  SHBDX
                            2/28/98: $176.2 million
--------------------------------------------------------------------------------

o For its most recent fiscal year ended February 28, 1998, Scudder High Yield Bond Fund provided a total return of 14.60%. This compares favorably with the 12.54% return of the Merrill Lynch High Yield Master Index. On February 28, the Fund posted a 9.01% 30-day SEC yield.


o High yield bonds continued their strong performance as demand from individual, mutual fund, and institutional investors exceeded a record supply of bonds.


o During the most recent semiannual period, the Fund's position was increased in telecommunications bonds, which are benefiting from strong demand for their issuers' services, and reduced in the financial and energy sectors.




                                Table of Contents

   3  Letter from the Fund's President   20  Notes to Financial Statements
   4  Performance Update                 23  Report of Independent Accountants
   5  Portfolio Summary                  24  Tax Information
   6  Portfolio Management Discussion    25  Shareholder Meeting Results
  10  Glossary of Investment Terms       28  Officers and Trustees
  11  Investment Portfolio               29  Investment Products and Services
  16  Financial Statements               30  Scudder Solutions
  19  Financial Highlights


                        2 - Scudder High Yield Bond Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder High Yield Bond Fund's performance over its most recent fiscal year ended February 28, 1998. The Fund posted a strong 14.60% total return for the period, outpacing the 12.54% return of the Merrill Lynch High Yield Master Index. As of February 28, 1998, the Fund provided a 9.01% 30-day SEC yield. As explained in the portfolio management discussion beginning on page 6, the strength of the economy and the stock market, low inflation and interest rates, and substantial demand for high yield bonds from individuals, mutual funds, and institutions have all contributed to a healthy high yield marketplace.

     For those of you who are interested in new Scudder products, we recently introduced three new industry sector funds as a part of our Choice Series:
Scudder Financial Services Fund, which seeks long-term growth by investing in financial services companies in the U.S. and abroad; Scudder Health Care Fund, which seeks long-term growth from health care companies located around the world; and Scudder Technology Fund, which pursues long-term growth by investing in companies that develop, produce, or distribute technology-related products or services. In addition, April 6, 1998, marked the debut of our newest entrant in the growth and income category: Scudder Real Estate Investment Fund, investing in equity securities of companies in the real estate industry. Please see pages 29 through 31 for more information on Scudder products and services.

     Lastly, at the start of 1998 the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     If you have any questions regarding Scudder High Yield Bond Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Website at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder High Yield Bond Fund


                        3 - Scudder High Yield Bond Fund

PERFORMANCE UPDATE as of February 28, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                          Total Return
Period         Growth    --------------
Ended            of                Average
2/28/97        $10,000  Cumulative  Annual
------------------------------------------
SCUDDER HIGH YIELD BOND FUND
------------------------------------------
1 Year          $11,460   14.60%    14.60%
Life of Fund*   $12,975   29.75%    16.87%
------------------------------------------
MERRILL LYNCH HIGH YIELD MASTER INDEX
------------------------------------------
1 Year          $11,254   12.54%    12.54%
Life of Fund*   $12,418   24.18%    13.89%
------------------------------------------
*The Fund commenced operation on June 28, 1996.
Index comparisons begin June 30, 1996.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER HIGH YIELD BOND FUND
Year            Amount
----------------------
6/96*          $10,004
8/96           $10,251
11/96          $10,795
2/97           $11,323
5/97           $11,515
8/97           $12,013
11/97          $12,391
2/98           $12,975

MERRILL LUNCH HIGH YIELD MASTER INDEX
Year            Amount
----------------------
6/96*          $10,000
8/96           $10,172
11/96          $10,717
2/97           $11,035
5/97           $11,260
8/97           $11,685
11/97          $12,071
2/98           $12,418

The Merrill Lynch High Yield Master Index is an unmanaged index broadly reflective of below-investment grade corporate bonds. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIOD ENDED FEBRUARY 28

                       1997*         1998
                     ----------------------
NET ASSET VALUE...   $ 12.77       $ 13.23
INCOME DIVIDENDS..   $   .76       $  1.17
CAPITAL GAINS
DISTRIBUTIONS.....   $   .01       $   .14
FUND TOTAL
RETURN (%)........     13.23         14.60
INDEX TOTAL
RETURN (%)........     10.49         12.54


Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

                        4 - Scudder High Yield Bond Fund

PORTFOLIO SUMMARY as of February 28, 1998


-----------------------------
ASSET ALLOCATION
-----------------------------
Corporate Bonds          88%
Preferred Stocks          7%
Cash Equivalents          4%
Foreign Bonds --
U.S.$ Denominated         1%
-----------------------------
                        100%
=============================

In general, the Fund
maintains a modest cash
position so that we are
positioned to purchase
attractive new and existing
bond issues as they
become available.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------
DIVERSIFICATION (Excluding
Cash Equivalents)
-----------------------------
Communications           22%
Manufacturing            17%
Media                    12%
Consumer Discretionary    9%
Consumer Staples          7%
Energy                    6%
Service Industries        5%
Metals & Minerals         4%
Financial                 3%
Other                    15%
-----------------------------
                        100%
=============================

During the most recent
fiscal year, the Fund
increased its holdings in
telecommunications
issues -- demand for
telecommunications
services is growing
tremendously and this
subsector's bonds have
performed well.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------
QUALITY
-----------------------------
Cash Equivalents          4%
BBB                       1%
BB                       15%
B                        72%
CCC                       1%
Not Rated                 7%
-----------------------------
                        100%
=============================

Weighted Average Quality: B

The Fund continues to
focus on select B-rated
credits, which typically
carry a yield advantage
over BB-rated bonds.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------
EFFECTIVE MATURITY
-----------------------------
Less than 1 year         11%
1 - 5 years              11%
5 - 8 years              57%
8 years or greater       21%
-----------------------------
                        100%
-----------------------------

Weighted average effective
maturity: 6.5 years

A range of maturities is
represented in the
Fund's portfolio.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


For more complete details about the Fund's Investment Portfolio, see page 11.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.
-------------------------------------------------------------------------------
                        5 - Scudder High Yield Bond Fund

                         Portfolio Management Discussion

For a discussion of Scudder High Yield Bond Fund's performance and strategy over its first full fiscal year, we are pleased to once again present an interview with Scudder High Yield Bond Fund's Lead Portfolio Manager, Kelly D. Babson. Kelly has managed the Fund since its inception on June 28, 1996.

Q: How has Scudder High Yield Bond Fund performed over its most recent fiscal year?

For the 12-month period ended February 28, 1998, Scudder High Yield Bond Fund posted a total return of 14.60%. For the same period, the high yield bond market returned 12.54% as measured by the unmanaged Merrill Lynch High Yield Master Index. The Fund's total return was 29.75% since its June 28, 1996, inception, outperforming the Index's return of 24.18% over the same period. On February 28, 1998 the Fund offered a 9.01% 30-day SEC yield.

Q: What accounts for the Fund's performance?

First, we've been experiencing a vibrant high yield market -- the economic environment has been strong, and the tremendous performance of the equity market has allowed many high yield issuers to raise additional capital in the equity markets. This, in turn, permitted higher coupon debt to be called at premium prices. We have also benefited from the general move downward in interest rates and the current low inflation environment.

In addition to these macroeconomic factors, the steady growth of mutual funds, the formation of many new collateralized bond obligations (which use high yield bonds as a collateral pool for pass-through structures), and growing interest from "crossover" investors have created significant additional demand for high yield bonds in the last year and a half. The supply of high yield bonds in 1997 was considerable -- over $120 billion, compared to $75 billion in 1996. And we're running well ahead of 1997's pace this year.

Default rates for high yield bonds have also been low, reducing the risk premium associated with high yield bonds. The result of all these factors has been the narrowing of yield spreads (the difference between the average interest rates of high yield bonds and Treasury securities at a given maturity), and strong performance for the high yield market.

Q: How has the high yield bond market been affected by the Asian crisis?

There is a segment of the high yield market that is exposed to Asia. Our strategy was to underweight metals and paper companies, because of concerns over the possible "dumping" of commodity supply by Asian companies into these markets. Away from those two areas, many of the credits are relatively insulated. Actually, one of the things that helped spur the high yield rally in January was that investors saw the U.S. market as an attractive alternative to emerging markets.

Q: You've talked in the past about focusing on finding credits that are candidates for a ratings upgrade. How successful has this effort been?

That has worked out well, and has made an important contribution to our performance. Our ratio of upgrades to downgrades in bonds held in the Fund's portfolio is 7 to 1 over the life of the Fund. By contrast, the ratio for the overall market is between 1 to 1 and 2 to 1. We continue to look for companies that are reducing the amount of debt on


                        6 - Scudder High Yield Bond Fund
their balance sheets and moving up the ratings spectrum, and trying to find them early.

Q: What changes in industry focus have you made over the past fiscal year?

The major change has been an increasing portfolio overweighting of telecommunications, particularly in competitive local exchange carriers (CLECs). In a low inflation environment where many companies have little pricing power, one of the questions we've asked is, "How do companies improve their bottom line? How do they improve their cash flow?" The answer is that it needs to come largely through internally generated growth. And telecommunications is one of the areas where we see tremendous growth potential. You see it in the performance of the stocks and you can certainly see it in the performance of the bonds. The worldwide demand for telecommunications services is growing tremendously.

Q: Can you give an example of a competitive local exchange carrier the Fund has invested in?

Teleport is one -- the company was purchased by AT&T at the beginning of this year. Following the merger with AT&T, Teleport's debt was upgraded to investment grade, resulting in substantial price appreciation. Competitive local exchange carriers tend to be fairly small companies, and relatively early in their development stage. They compete against the incumbent Baby Bells, the local carrier of your region for business customers and high-volume users. The acquisition of CLECs such as Teleport provides an attractive means for long-distance carriers to get into the local markets.

THE PRINTED DOCUMENT HAS A LINE CHART HERE


LINE CHART TITLE:
                  Yield "Spreads" Narrow to Near Historic Levels
                  Yield Differential of B-rated Corporates vs.
                  U.S. Treasury Bonds of Comparable Maturity

LINE CHART DATA:
                              Yield Differential
                                (Basis Points)
                              ------------------

                  2/88              514
                                    481
                                    487
                                    478
                                    474
                                    556
                                    645
                  12/89             815
                                    769
                                    767
                                    811
                                   1086
                                    761
                                    729
                                    591
                  12/91             579
                                    455
                                    461
                                    478
                                    498
                                    447
                                    405
                                    452
                  12/93             439
                                    367
                                    413
                                    424
                                    400
                                    433
                                    482
                                    454
                  12/95             515
                                    435
                                    384
                                    380
                                    417
                                    325
                                    336
                                    311
                                    347
                  2/98              336

Source: Lehman Brothers High Yield Research



In terms of other sectors, we continued to be significantly overweighted in basic industrial and business services, a core focus of the portfolio. That position has been very consistent, and should continue to be.

We've also increased slightly our weightings in media and cable, but not substantially. We added some exposure to radio broadcasters, many of which have the ability to raise equity capital and deleverage.

Q: Where did the Fund reduce exposure?

We reduced our weighting in finance over the course of the last fiscal year. With the market's concerns over subprime lenders, especially those on the auto and home equity side, that sector has underperformed.


                        7 - Scudder High Yield Bond Fund

We also reduced exposure to the energy sector at the beginning of this year, and are now at a market weighting. Energy prices have declined, and the ability of these companies to generate incremental cash flow and improve their balance sheets is fairly well tapped out.

Q: What is your outlook for the high yield market and the Fund over the coming months?

The outlook continues to be positive. However, I would hesitate to predict a year as strong as the last one. We start out with a market that seems fairly valued following a significant rally in the bond market. The Fund should earn the coupon rate on its underlying securities, and we hope to earn additional return through credit improvements and upgrades.

I think there are some issues that the high yield market will have to come to grips with over the course of the next year. One of them is the slight decline in overall credit quality in new high yield issues, with more CCC and nonrated credit issues coming to market. Leverage ratios are also marginally higher than they were a year ago. This all adds up to a high yield market that seems willing to take more risk; that may change if we start to encounter some problems on the credit front. If liquidity starts to dry up and banks show less willingness to lend, there's additional risk. In early 1998 the equity market temporarily stalled out, and we saw bond prices decline for companies that we had expected to raise equity capital, but couldn't.


--------------------------------------------------------------------------------
                          Scudder High Yield Bond Fund:
                          A Team Approach to Investing

  Scudder High Yield Bond Fund is managed by a team of Scudder Kemper Investments, Inc. ("the Adviser") professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by a large staff of economists, research analysts, traders and other investment specialists who work in our offices across the United States and abroad. The Adviser believes its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

  Kelly D. Babson, Lead Portfolio Manager, is a portfolio manager in the Adviser's Global Bond Group, with over 16 years of experience in fixed-income investing including ten years of high yield portfolio management prior to joining the Adviser. Stephen A. Wohler, Portfolio Manager, is currently Director of the Adviser's Global Bond Group, overseeing all fixed-income investing for the firm. He is the Active Value Product Leader, as well as a member of the portfolio management teams for Scudder Income Fund and Scudder Zero Coupon 2000 Fund.

--------------------------------------------------------------------------------

                        8 - Scudder High Yield Bond Fund

Although we don't see storm clouds over the horizon, we recognize that the high yield markets have benefited greatly over the last several years from sustained domestic economic growth, rising equity market valuations, and low default rates. We will continue to actively monitor each of the credits we hold to detect any early signs of disappointing business developments and be selective in our purchases for the Fund as we pursue the Fund's objectives of high current yield and capital appreciation for our investors.




                        9 - Scudder High Yield Bond Fund

                          Glossary of Investment Terms


 COUPON The interest rate on a bond that the issuer (in the case of high yield bonds, a corporation) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon will pay $100 on $1,000 of the face amount each year.

 CYCLICAL A cyclical security is one whose price tends to rise when the U.S. economy is expanding and to fall when the economy is contracting. Examples of cyclical industries are automobiles, housing, and paper. NONCYCLICAL securities -- including food, insurance, and health care companies -- are typically not as affected by changes in U.S. economic performance.

 DEFAULT Occurs when the issuer of a bond fails to make timely payment of principal and/or interest. In the event of default, bondholders may make claims against the assets of the issuing corporation. DEFAULT RATE refers to the annual percentage of bonds in a fund that stop making principal and/or interest payments.

 HIGH YIELD BOND                  A bond that has a rating of BB or less and
                                  pays a high yield to compensate for its
                                  greater credit risk.

 SECTOR A similar group of bonds or stocks, usually found in one industry. Some examples of sectors that could be found in a high yield bond fund or a stock fund at any given time include airlines, financial services companies, and telecommunications providers.

 30-DAY SEC YIELD                 The standard yield reference for bond funds,
                                  based on a formula prescribed by the SEC.
                                  This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 YIELD SPREAD                     The difference in yield between various types
                                  of bonds. A high yield bond's yield is
                                  generally compared to the yield of a Treasury bond of similar maturity as a valuation yardstick. If yield spreads are "narrow," for example, it generally means that high yield bond yields have been declining, and prices rising.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                       10 - Scudder High Yield Bond Fund

                  Investment Portfolio as of February 28, 1998

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.0%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 2/27/98 at 5.63%, to be
  repurchased at $6,950,259 on 3/2/98, collateralized by a $4,744,000 U.S. Treasury                               ------------
  Bond, 12%, 8/15/13 (Cost $6,947,000) ..................................................      6,947,000             6,947,000
                                                                                                                  ------------
Foreign Bonds - U.S. $ Denominated 1.1%
------------------------------------------------------------------------------------------------------------------------------
Fage Dairy Industry SA, 9%, 2/1/07 ......................................................      1,250,000             1,212,500
Petroleos Mexicanos SA, 8.85%, 9/15/07 ..................................................        700,000               717,500
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds - U.S.$ Denominated (Cost $1,924,321)                                                            1,930,000
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds and Notes 88.2%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 8.8%
COMPUSA Inc., 9.5%, 6/15/00 .............................................................        500,000               517,500
Cinemark USA, Inc., Series B, 9.625%, 8/1/08 ............................................      1,000,000             1,060,000
Cinemark USA, Inc., Series D, 9.625%, 8/1/08 ............................................      1,000,000             1,052,500
Cole National Group Inc., 9.875%, 12/31/06 ..............................................      2,000,000             2,160,000
Friendly Ice Cream Corp., 10.5%, 12/1/07 ................................................      1,000,000             1,052,500
Mrs. Fields Inc., 10.125%, 12/1/04 ......................................................      1,500,000             1,500,000
North Atlantic Trading Co., 11%, 6/15/04 ................................................      1,000,000             1,045,000
Pillowtex Corp., 10%, 11/15/06 ..........................................................      1,500,000             1,627,500
Pillowtex Corp., 9%, 12/15/07 ...........................................................        500,000               520,000
Premier Parks Inc., 9.75%, 1/15/07 ......................................................      1,500,000             1,620,000
Signature Resorts, Inc., 9.75%, 10/1/07 .................................................      2,000,000             2,060,000
Zale Corp., 8.5%, 10/1/07 ...............................................................      1,250,000             1,278,125
                                                                                                                  ------------
                                                                                                                    15,493,125
                                                                                                                  ------------
Consumer Staples 6.4%
Aurora Foods, Inc., Series B, 9.875%, 2/15/07 ...........................................      1,125,000             1,200,938
Aurora Foods, Inc., Series D, 9.875%, 2/15/07 ...........................................      1,000,000             1,067,500
Chiquita Brands International Inc., Senior Note, 10.25%, 11/1/06 ........................      1,250,000             1,368,750
Dyersburg Corp., 9.75%, 9/1/07 ..........................................................      2,500,000             2,637,500
Polymer Group, Inc., 9%, 7/1/07 .........................................................      1,000,000             1,022,500
Revlon Consumer Products, 8.625%, 2/1/08 ................................................      2,500,000             2,481,250
Sun World International, 11.25%, 4/15/04 ................................................      1,250,000             1,356,250
                                                                                                                  ------------
                                                                                                                    11,134,688
                                                                                                                  ------------
Health 1.3%
NBTY Inc., 8.625%, 9/15/07 ..............................................................      2,250,000             2,317,500
                                                                                                                  ------------


    The accompanying notes are an integral part of the financial statements.

                        11 - Scudder High Yield Bond Fund

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Communications 21.7%
21st Century Telecommunications, Step-up Coupon, 0% to 2/15/03, 12.25% to 2/15/08 .......      4,000,000             2,200,000
Comcast Cellular, 9.5%, 5/1/07 ..........................................................      2,500,000             2,625,000
Crown Castle International Corp., Step-up Coupon, 0% to 11/1/02, 10.625% to 11/15/07 ....      2,100,000             1,396,500
Facilicom International Inc., 10.5%, 1/15/08 ............................................      1,500,000             1,533,750
Focal Communications Corp., Step-up Coupon, 0% to 2/15/03, 12.125% to 2/15/08 ...........      1,750,000               949,375
GST USA Inc., Step-up Coupon, 0% to 12/1/00, 13.875% to 12/15/05 ........................      2,500,000             2,012,500
Globalstar LP, 11.375%, 2/15/04 .........................................................      1,000,000             1,030,000
Intermedia Communications, Inc., Step-up Coupon, 0% to 7/1/02, 11.25% to 7/15/07 ........      2,750,000             2,021,250
Intermedia Communications, Inc., 8.875%, 11/1/07 ........................................      1,500,000             1,575,000
Iridium LLC Capital Corp., 11.25%, 7/15/05 ..............................................      2,250,000             2,306,249
McLeodUSA Inc., 9.25%, 7/15/07 ..........................................................      2,000,000             2,140,000
Nextel Communications, Inc., Step-up Coupon, 0% to 9/1/02, 10.65% to 9/15/07 ............      4,000,000             2,580,000
Orbital Imaging Corp., 11.625%, 3/1/05 ..................................................        700,000               722,750
Paging Network Inc., Senior Subordinate Note, 10.125%, 8/1/07 ...........................      1,500,000             1,560,000
RCN Corp., 10%, 10/15/07 ................................................................      1,000,000             1,053,750
RCN Corp., Step-up Coupon, 0% to 2/15/03, 9.8% to 2/15/08 ...............................      2,250,000             1,366,875
SBA Communications Corp., Step-up Coupon, 0% to 3/1/03, 12% to 3/1/08 ...................      4,250,000             2,380,000
Sprint Spectrum L.P., Senior Note, 11%, 8/15/06 .........................................      1,000,000             1,142,500
Sprint Spectrum L.P., Step-up Coupon, 0% to 8/1/01, 12.5% to 8/15/06 ....................      2,000,000             1,620,000
Star Choice Comm, 13%, 12/15/05 .........................................................      1,000,000             1,042,500
Teleport Communications Group, Inc., Step-up Coupon, 0% to 7/1/01, 11.125% to 7/1/07 ....      2,750,000             2,365,000
Teligent Inc., 11.5%, 12/1/07 ...........................................................      2,000,000             2,055,000
WorldCom, Inc., 8.875%, 1/15/06 .........................................................        368,000               401,289
                                                                                                                  ------------
                                                                                                                    38,079,288
                                                                                                                  ------------
Financial 1.7%
Bank United Capital Trust, 10.25%, 12/31/26 .............................................      1,000,000             1,055,000
Commerce Bancorporation, 11.75%, 6/6/27 .................................................        957,000             1,014,420
Delta Financial Corp., 9.5%, 8/1/04 .....................................................      1,000,000               978,750
                                                                                                                  ------------
                                                                                                                     3,048,170
                                                                                                                  ------------
Media 6.5%
Adelphia Communications Corp., 10.5%, 7/15/04 ...........................................      1,500,000             1,661,250
American Lawyer Media, Inc., 9.75%, 12/15/07 ............................................      1,250,000             1,312,500
Cablevision Systems Corp., 9.25%, 11/1/05 ...............................................      1,000,000             1,065,000
Diva Systems Corp., Step-up Coupon, 0% to 3/1/03, 12.625% to 3/1/08 .....................      1,750,000               958,125
Outdoor Systems, Inc., 8.875%, 6/15/07 ..................................................      3,000,000             3,165,000


    The accompanying notes are an integral part of the financial statements.

                        12 - Scudder High Yield Bond Fund

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Panavision Inc., Step-up Coupon, 0% to 2/1/02, 9.625% to 2/1/06 .........................      2,500,000             1,750,000
Sun Media Corp., 9.5%, 2/15/07 ..........................................................        325,000               352,625
Sun Media Corp., 9.5%, 5/15/07 ..........................................................      1,000,000             1,090,000
                                                                                                                  ------------
                                                                                                                    11,354,500
                                                                                                                  ------------
Service Industries 5.2%
Allied Waste Industries, Inc., Step-up Coupon, 0% to 6/1/02, 11.3% to 6/1/07 ............      1,265,000               923,450
Allied Waste North America, 10.25%, 12/1/06 .............................................      1,500,000             1,672,500
ATC Group Services, Inc., 12%, 1/15/08 ..................................................        750,000               768,750
Borg-Warner Security Corp., 9.625%, 3/15/07 .............................................      1,275,000             1,351,500
Hydrochem Industrial, 10.375%, 8/1/07 ...................................................      1,000,000             1,055,000
Loomis Fargo & Co., 10%, 1/15/04 ........................................................      1,000,000             1,020,000
National Equipment Services, 10%, 11/30/04 ..............................................      1,500,000             1,597,500
Pierce Leahy Corp., 11.125%, 7/15/06 ....................................................        650,000               743,438
                                                                                                                  ------------
                                                                                                                     9,132,138
                                                                                                                  ------------
Manufacturing 17.8%
AEI Holding Co., Inc., 10%, 11/15/07 ....................................................      2,000,000             2,105,000
AEP Industries, Inc., 9.875%, 11/15/07 ..................................................      2,250,000             2,385,000
Amphenol Corp., 9.875%, 5/15/07 .........................................................      2,500,000             2,718,750
BE Aerospace, Inc., 8%, 3/1/08 ..........................................................      1,000,000               995,000
Clark Materials Handling Corp., 10.75%, 11/15/06 ........................................      2,000,000             2,140,000
Eagle-Picher Holdings Co., Step-up Coupon, 0% to 3/1/03, 11.75% to 3/1/08 ...............        910,000               520,975
Eagle-Picher Industries, 9.375%, 3/1/08 .................................................        500,000               502,500
GSI Group, Inc., 10.25%, 11/1/07 ........................................................      1,500,000             1,597,500
Graham Packaging Co., 8.75%, 1/15/08 ....................................................      2,000,000             2,020,000
ISP Holdings Inc., 9.75%, 2/15/02 .......................................................        250,000               266,875
ISP Holdings Inc., 9%, 10/15/03 .........................................................        500,000               525,000
K & F Industries, Inc., 9.25%, 10/15/07 .................................................      1,500,000             1,567,500
LDM Technologies Inc., 10.75%, 1/15/07 ..................................................      1,750,000             1,903,125
Oshkosh Truck Corp., 8.75%, 3/1/08 ......................................................      1,500,000             1,511,250
Prestolite Electric Inc., 9.625%, 2/1/08 ................................................        500,000               511,250
Radnor Holdings Corp., 10%, 12/1/03 .....................................................      2,500,000             2,625,000
Sovereign Specialty Chemicals, 9.5%, 8/1/07 .............................................      1,000,000             1,050,000
Specialty Equipment Co., Senior Subordinate Note, 11.375%, 12/1/03 ......................      1,950,000             2,106,000
Tracor, Inc., 8.5%, 3/1/07 ..............................................................      1,500,000             1,548,750
United Defense Industries, Inc., 8.75%, 11/15/07 ........................................      1,500,000             1,530,000


    The accompanying notes are an integral part of the financial statements.

                        13 - Scudder High Yield Bond Fund

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Werner Holdings Co., Inc., 10%, 11/15/07 ................................................      1,000,000             1,055,000
                                                                                                                  ------------
                                                                                                                    31,184,475
                                                                                                                  ------------
Technology 3.2%
Celestica International Inc., 10.5%, 12/31/06 ...........................................      1,000,000             1,070,000
Fairchild Semiconductor Corp., 10.125%, 3/15/07 .........................................      1,500,000             1,578,750
Unisys Corp., 11.75%, 10/15/04 ..........................................................      2,500,000             2,900,000
                                                                                                                  ------------
                                                                                                                     5,548,750
                                                                                                                  ------------
Energy 6.0%
Abraxas Petroleum Corp., 11.5%, 11/1/04 .................................................      1,000,000             1,060,000
Belden & Blake Corp., 9.875%, 6/15/07 ...................................................      1,250,000             1,253,125
Bellwether Exploration Co., 10.875%, 4/1/07 .............................................      1,500,000             1,612,500
Chesapeake Energy Corp., 10.5%, 6/1/02 ..................................................      1,000,000             1,065,000
Chesapeake Energy Corp., 7.875%, 3/15/04 ................................................      1,500,000             1,455,000
Cliffs Drilling Co., Series B, 10.25%, 5/15/03 ..........................................      1,250,000             1,350,000
Cliffs Drilling Co., Series D, 10.25%, 5/15/03 ..........................................      1,000,000             1,085,000
Dailey International, Inc., 9.5%, 2/15/08 ...............................................        500,000               507,500
Ocean Energy, 9.75%, 10/1/06 ............................................................      1,000,000             1,097,500
                                                                                                                  ------------
                                                                                                                    10,485,625
                                                                                                                  ------------
Metals & Minerals 4.0%
AK Steel Corp., 9.125%, 12/15/06 ........................................................      2,000,000             2,115,000
Metals USA Inc., 8.625%, 2/15/08 ........................................................      1,000,000             1,000,000
Renco Metals Inc., Senior Note, 11.5%, 7/1/03 ...........................................      1,000,000             1,070,000
Renco Steel Holdings Co., 10.875%, 2/1/05 ...............................................      1,000,000             1,012,500
Wells Aluminum Corp., 10.125%, 6/1/05 ...................................................      1,750,000             1,876,875
                                                                                                                  ------------
                                                                                                                     7,074,375
                                                                                                                  ------------
Construction 1.7%
Nortek, Inc., 9.875%, 3/1/04 ............................................................      1,000,000             1,042,500
Nortek, Inc., 9.25%, 3/15/07 ............................................................      1,000,000             1,037,500
Triangle Pacific, 10.5%, 8/1/03 .........................................................        850,000               896,750
                                                                                                                  ------------
                                                                                                                     2,976,750
                                                                                                                  ------------
Transportation 3.3%
Allied Holdings Inc., 8.625%, 10/1/07 ...................................................      2,000,000             2,050,000
Atlantic Express, Inc., 10.75%, 2/1/04 ..................................................      1,500,000             1,612,500
Hvide Marine, Inc., 8.375%, 2/15/08 .....................................................      1,000,000               998,750
US Air, Inc., 10.375%, 3/1/13 ...........................................................      1,000,000             1,123,830
                                                                                                                  ------------
                                                                                                                     5,785,080
                                                                                                                  ------------


    The accompanying notes are an integral part of the financial statements.

                        14 - Scudder High Yield Bond Fund

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Utilities 0.6%
Cal Energy Co., Inc., 9.5%, 9/15/06 .....................................................      1,000,000             1,077,360
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $149,470,086)                                                                          154,691,824
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks 6.7%
------------------------------------------------------------------------------------------------------------------------------
Communications 0.1%
Globalstar LP, Warrants (expire 2/15/04)* ...............................................          1,000               130,000
                                                                                                                  ------------
Financial 1.2%
Cal Fed Bancorp Inc., Series A ..........................................................         40,000             1,102,500
Walden Residential Properties, Inc. .....................................................         40,000             1,050,000
Walden Residential Properties, Inc., Warrants (expire 1/1/02)* ..........................         40,000                40,000
                                                                                                                  ------------
                                                                                                                     2,192,500
                                                                                                                  ------------
Media 5.4%
Chancellor Media Corp. ..................................................................         15,000             1,785,000
SFX Broadcasting, Inc., Series E ........................................................         15,947             1,881,731
Time Warner, Inc., Series M .............................................................          2,000             2,277,500
Adelphia Communications Corp., Series B, 13%, 7/15/09 ...................................         10,000             1,160,000
Cablevision Systems Corp. ...............................................................         20,564             2,364,859
                                                                                                                  ------------
                                                                                                                     9,469,090
------------------------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $11,172,337)                                                                           11,791,590
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $169,513,744) (a)                                                       175,360,414
------------------------------------------------------------------------------------------------------------------------------

      *     Non-income producing security

      (a) The cost for federal income tax purposes was $169,513,744. At February 28, 1998, net unrealized appreciation for all investment securities based on tax cost was $5,846,670. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $6,090,474 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $243,804.


    The accompanying notes are an integral part of the financial statements.

                        15 - Scudder High Yield Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of February 28, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $169,513,744) ..................   $175,360,414
                 Cash ...................................................................            979
                 Receivable for investments sold ........................................      1,786,622
                 Dividends and interest receivable ......................................      3,074,290
                 Receivable on Fund shares sold .........................................        218,959
                 Due from Adviser .......................................................        386,163
                 Deferred organization expenses .........................................         12,854
                 Other assets ...........................................................            632
                                                                                            ----------------
                 Total assets ...........................................................    180,840,913
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ......................................      3,714,992
                 Payable for Fund shares redeemed .......................................        450,055
                 Dividends payable ......................................................        348,275
                 Other payables and accrued expenses ....................................        106,354
                                                                                            ----------------
                 Total liabilities ......................................................      4,619,676
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $176,221,237
               ---------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ....................................        320,732
                 Net unrealized appreciation (depreciation) on investment securities ....      5,846,670
                 Accumulated net realized gain ..........................................      1,262,306
                 Paid-in capital ........................................................    168,791,529
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $176,221,237
               ---------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                 ($176,221,237 /13,323,225 outstanding shares of beneficial                 ----------------
                 interest, $.01 par value, unlimited number of shares authorized) .......         $13.23
                                                                                            ----------------


    The accompanying notes are an integral part of the financial statements.

                        16 - Scudder High Yield Bond Fund

                             Statement of Operations
                          year ended February 28, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...............................................................   $ 10,933,494
                 Dividends ..............................................................        590,781
                                                                                            ----------------
                                                                                              11,524,275
                 Expenses:
                 Management fees ........................................................        868,780
                 Services to shareholders ...............................................        407,861
                 Custodian and accounting fees ..........................................         74,982
                 Trustees' fees and expenses ............................................         39,875
                 Registration fees ......................................................         33,796
                 Auditing ...............................................................         38,241
                 Reports to shareholders ................................................         32,347
                 Legal ..................................................................         15,808
                 Amortization of organization expense ...................................          4,150
                 Other ..................................................................          5,430
                                                                                            ----------------
                 Total expenses before reductions .......................................      1,521,270
                 Expense reductions .....................................................     (1,488,084)
                                                                                            ----------------
                 Expenses, net ..........................................................         33,186
               ---------------------------------------------------------------------------------------------
                 Net investment income                                                        11,491,089
               ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investment securities ....................      2,680,787
                 Net unrealized appreciation (depreciation) during the period on
                 investments ............................................................      3,474,590
               ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    6,155,377
               ---------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ 17,646,466
               ---------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                        17 - Scudder High Yield Bond Fund

                       Statement of Changes in Net Assets

                                                                                             For the Period
                                                                                              June 28, 1996
                                                                                            (commencement of
                                                                             Year Ended      operations) to
                                                                            February 28,      February 28,
Increase (Decrease) in Net Assets                                               1998              1997
----------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ....................................  $ 11,491,089        $ 2,225,750
               Net realized gain (loss) from investment transactions ....     2,680,787            163,385
               Net unrealized appreciation (depreciation) on investment
                 transactions during the period .........................     3,474,590          2,372,080
                                                                           ----------------  ----------------
               Net increase (decrease) in net assets resulting from
                 operations .............................................    17,646,466          4,761,215
               Distributions to shareholders from:
                 Net investment income ..................................   (11,198,598)        (2,225,750)
                                                                           ----------------  ----------------
                 Net realized gains .....................................    (1,527,954)           (53,912)
                                                                           ----------------  ----------------
               Fund share transactions:
               Proceeds from shares sold ................................   125,593,145         73,427,768
               Net asset value of shares issued to shareholders in
                 reinvestment of distributions ..........................     9,336,191          1,710,360
               Cost of shares redeemed ..................................   (37,271,126)        (4,114,570)
               Redemption fees ..........................................       120,019             16,783
                                                                           ----------------  ----------------
               Net increase (decrease) in net assets from Fund share
                 transactions ...........................................    97,778,229         71,040,341
                                                                           ----------------  ----------------
               Increase (decrease) in net assets ........................   102,698,143         73,521,894
               Net assets at beginning of period ........................    73,523,094              1,200
               Net assets at end of period (including undistributed net    ----------------  ----------------
                 investment income of $320,732 at February 28, 1998) ....  $176,221,237        $73,523,094
                                                                           ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ................     5,759,335                100
                                                                           ----------------  ----------------
               Shares sold ..............................................     9,745,318          5,951,910
               Shares issued to shareholders in reinvestment of
                 distributions ..........................................       721,489            136,821
               Shares redeemed ..........................................    (2,902,917)          (329,496)
                                                                           ----------------  ----------------
               Net increase (decrease) in Fund shares ...................     7,563,890          5,759,235
                                                                           ----------------  ----------------
               Shares outstanding at end of period ......................    13,323,225          5,759,335
                                                                           ----------------  ----------------


    The accompanying notes are an integral part of the financial statements.

                        18 - Scudder High Yield Bond Fund

                              Financial Highlights

 The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                        For the Period
                                                                                                         June 28, 1996
                                                                                                       (commencement of
                                                                                Year ended February     operations) to
                                                                                      28, 1998         February 28, 1997
---------------------------------------------------------------------------------------------------------------------------
                                                                                  -----------------------------------------
Net asset value, beginning of period ..........................................        $12.77               $12.00
                                                                                  -----------------------------------------
Income from investment operations:
Net investment income .........................................................          1.19                  .76
Net realized and unrealized gain on investment transactions ...................           .57                  .77
                                                                                  -----------------------------------------
Total from investment operations ..............................................          1.76                 1.53
                                                                                  -----------------------------------------
Less distributions from:
   Net investment income ......................................................         (1.17)                (.76)
   Net realized gains from investment transactions ............................          (.14)                (.01)
                                                                                  -----------------------------------------
Total distributions ...........................................................         (1.31)                (.77)
                                                                                  -----------------------------------------
Redemption fees ...............................................................           .01                  .01
                                                                                  -----------------------------------------
Net asset value, end of period ................................................        $13.23               $12.77
                                                                                  -----------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ..........................................................         14.60                13.23(b)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................................           176                   74
Ratio of operating expenses, net to average daily net assets (%) ..............           .03                 0.00
Ratio of operating expenses before expense reductions, to average daily net
   assets (%) .................................................................          1.23                 1.75*
Ratio of net investment income to average daily net assets (%) ................          9.28                 9.44*
Portfolio turnover rate (%) ...................................................         112.7                 39.8*

(a)   Total return would have been lower had certain expenses not been reduced.
(b) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*     Annualized
**    Not annualized


                        19 - Scudder High Yield Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder High Yield Bond Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly the Fund paid no federal income taxes and no federal income tax provision was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Substantially all of the net investment income is declared daily and distributed monthly. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income


                        20 - Scudder High Yield Bond Fund

(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the year ended February 28, 1998, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $211,508,918 and $120,508,139, respectively. Purchases and sales of U.S. Government obligations aggregated $13,776,796 and $13,776,270, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser agreed not to impose all of its management fee until December 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 0.0% of average daily net assets. Effective January 1, 1998, the Adviser agreed not to impose all or a portion of its management fee until June 30, 1998 in order to maintain the annualized expenses of the Fund at not more than 0.25% of average daily net assets. For the year ended February 28, 1998, the Adviser did not impose any of its management fee, which amounted to $868,780. Further, due to the limitations of such Agreement, the Adviser's reimbursement payable to the Fund for the year ended February 28, 1998, amounted to $386,163.


                        21 - Scudder High Yield Bond Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended February 28, 1998, SSC did not impose any of its fee, which amounted to $178,661.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At February 28, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $157,801.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended February 28, 1998, STC did not impose any of its fee, which amounted to $7,775.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended February 28, 1998, SFAC did not impose any of its fee, which amounted to $46,705.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended February 28, 1998, the Trustee's fees and expenses aggregated $39,875.


                        22 - Scudder High Yield Bond Fund

                        Report of Independent Accountants

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder High Yield Bond Fund:

We have audited the accompanying statement of assets and liabilities of Scudder High Yield Bond Fund, including the investment portfolio, as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended February 28, 1998 and for the period June 28, 1996 (commencement of operations) to February 28, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder High Yield Bond Fund as of February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended February 28, 1998 and for the period June 28, 1996 (commencement of operations) to February 28, 1997, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
April 15, 1998


                        23 - Scudder High Yield Bond Fund

                                 Tax Information

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $0.02 per share from net long-term capital gains during its year ended February 28, 1998, of which 11% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $558,642 as capital gain dividends for its year ended February 28, 1998, of which 23.15% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                        24 - Scudder High Yield Bond Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder High Yield Bond Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

          For           Against          Abstain       Broker Non-Votes*
          ---           -------          -------       -----------------

       6,162,540        198,573          167,260             17,947

2.    To elect Trustees.

                                                     Number of Votes:
                                                     ----------------

                        Trustee                For                   Withheld
                        -------                ---                   --------

           Henry P. Becton, Jr.             6,357,755                170,618

           Dawn-Marie Driscoll              6,357,022                171,351

           Peter B. Freeman                 6,356,586                171,787

           George M. Lovejoy, Jr.           6,356,915                171,458

           Dr. Wesley W. Marple, Jr.        6,356,591                171,782

           Daniel Pierce                    6,356,729                171,644

           Kathryn L. Quirk                 6,344,912                183,461

           Jean C. Tempel                   6,356,722                171,651

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For           Against           Abstain       Broker Non-Votes*
         ---           -------           -------       -----------------
      6,004,222        282,412           223,792             17,947


                       25 - Scudder High Yield Bond Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For           Against           Abstain       Broker Non-Votes*
         ---           -------           -------       -----------------
      6,179,294        253,585           210,921             17,947

5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                     Broker
             Fundamental Policies                 For             Against          Abstain         Non-Votes*
             --------------------                 ---             -------          -------         ----------

         5.1   Diversification                 6,059,045          233,083          218,298           17,947
         5.2   Borrowing                       6,046,250          242,237          221,939           17,947
         5.3   Senior securities               6,055,820          233,897          220,709           17,947
         5.4   Concentration                   6,054,656          234,430          221,340           17,947
         5.5   Underwriting of securities      6,053,000          200,948          256,478           17,947
         5.6   Investment in real estate       6,054,877          201,786          253,763           17,947
         5.7   Purchase of physical            6,043,812          209,524          257,090           17,947
               commodities
         5.8   Lending                         6,052,793          201,569          256,064           17,947

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

        6,211,399                   105,255                    211,719

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                       26 - Scudder High Yield Bond Fund

                                    This Page
                                  intentionally
                                   left blank.


                       27 - Scudder High Yield Bond Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration,
Northeastern University, College
of Business Administration

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Kelly D. Babson*
Vice President

Jerard K. Hartman*
Vice President

William M. Hutchinson*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Stephen A. Wohler*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.

                       28 - Scudder High Yield Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care FUnd
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        29 - Scudder High Yield Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        30 - Scudder High Yield Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        31 - Scudder High Yield Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

[LOGO]